EXHIBIT 10.1

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT N°41

TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

as Buyer

Amendment Nº41 to the ALC A320 NEO Family PA
Ref. CLC-CT2308035	Page 1/12

AMENDMENT N°41 TO THE
A320 NEO FAMILY PURCHASE AGREEMENT

This amendment N°41 (the “Amendment N°41”) dated 24 July, 2024 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 2 Rond-Point Emile Dewoitine, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and the Seller together are referred to collectively as the “Parties”, and individually as a “Party”.

WHEREAS:

A.On 10 May 2012, the Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103377 for the manufacture and sale by the Seller and purchase by the Buyer of thirty-six (36) firm A320 NEO Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.On 28 December 2012, the Buyer and the Seller entered into Amendment N°1 to the Purchase Agreement for the manufacture and sale by the Seller and purchase by the Buyer of fourteen (14) incremental A320 NEO Family aircraft.

C.On 14 July 2014, the Seller and the Buyer entered into Amendment N°2 to the Purchase Agreement in order to [*].

D.On 14 July 2014, the Buyer and the Seller entered into Amendment N°3 to the Purchase Agreement for the manufacture and sale by the Seller and purchase by the Buyer of sixty (60) incremental A320 NEO Family aircraft.

E.On 10 October 2014, the Buyer and the Seller entered into Amendment N°4 to the Purchase Agreement [*].

F.On 03 March 2015, the Buyer and the Seller entered into Amendment N°5 to the Purchase Agreement for the cancellation of sixty (60) Amendment 3 NEO Aircraft and for the manufacture and sale by the Seller and purchase by the Buyer of ninety (90) incremental A321 NEO Family aircraft.

G.On 18 March 2015, the Buyer and the Seller entered into Amendment N°6 to the Purchase Agreement in order to [*].

H.On 09 November 2015, the Buyer and the Seller entered into Amendment N°7 to the Purchase Agreement in order to [*].

I.On 08 January 2016, the Buyer and the Seller entered into Amendment N°8 to the Purchase Agreement in order to [*].

Amendment Nº41 to the ALC A320 NEO Family PA
Ref. CLC-CT2308035	Page 2/12

J.On 04 April 2016, the Buyer and the Seller entered into Amendment N°9 to the Purchase Agreement in order to [*].

K.On 12 April 2016, the Buyer and the Seller entered into Amendment N°10 to the Purchase Agreement in order to [*].

L.On 02 June 2016, the Buyer and the Seller entered into Amendment N°11 to the Purchase Agreement in order to [*].

M.On 17 August 2016, the Buyer and the Seller entered into Amendment N°12 to the Purchase Agreement in order to [*].

N.On 20 December 2016, the Buyer and the Seller entered into Amendment N°13 to the Purchase Agreement in order to [*].

O.On 03 March 2017, the Buyer and the Seller entered into Amendment N°14 to the Purchase Agreement in order to [*].

P.On 10 April 2017, the Buyer and the Seller entered into Amendment N°15 to the Purchase Agreement in order to [*].

Q.On 19 June 2017, the Buyer and the Seller entered into Amendment N°16 to the Purchase Agreement in order to [*].

R.On 19 June 2017, the Buyer and the Seller entered into Amendment N°17 to the Purchase Agreement in order to provide for the manufacture and sale of twelve (12) incremental A320 NEO Family aircraft.

S.On 12 July 2017, the Buyer and the Seller entered into Amendment N°18 to the Purchase Agreement in order to [*].

T.On 31 July 2017, the Buyer and the Seller entered into Amendment N°19 to the Purchase Agreement in order to [*].

U.On 29 September 2017, the Buyer and the Seller entered into Amendment N°20 to the Purchase Agreement in order to [*].

V.On 27 December 2017, the Buyer and the Seller entered into Amendment N°21 to the Purchase Agreement in order to provide for the manufacture and sale of six (6) incremental A320 NEO Family Aircraft.

W.On 16 February 2018, the Buyer and the Seller entered into Amendment N°22 to the Purchase Agreement in order to [*].

X.On 31 December 2018, the Buyer and the Seller entered into Amendment N°23 to the Purchase Agreement in order to [*].

Y.On 18 October 2019, the Buyer and the Seller entered into Amendment N°24 to the Purchase Agreement in order to [*].

Z.On 20 December 2019, the Buyer and the Seller entered into Amendment N°25 to the Purchase Agreement in order to cover (i) the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) incremental A321 NEO Aircraft; (ii) the manufacture and sale by the Seller and purchase by the Buyer of twenty-seven (27) A321XLR Aircraft; and [*].

AA.On 07 April 2020, the Buyer and the Seller entered into Amendment N°26 to the Purchase Agreement in order to [*].

AB.On 31 August 2020, the Buyer and the Seller entered into Amendment N°27 to the Purchase Agreement in order to [*].

AC.On 22 December 2020, the Buyer and the Seller entered into Amendment N°28 to the Purchase Agreement in order to [*].

Amendment Nº41 to the ALC A320 NEO Family PA
Ref. CLC-CT2308035	Page 3/12

AD.On 24 December 2020, the Buyer and the Seller entered into Amendment N°29 to the Purchase Agreement in order to [*].

AE.On 28 April 2021, the Buyer and the Seller entered into Amendment N°30 to the Purchase Agreement in order to [*].

AF.On 03 June 2021, the Buyer and the Seller entered into Amendment N°31 to the Purchase Agreement in order to, among other things, provide for the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A321 NEO Aircraft.

AG.On 31 July 2021, the Buyer and the Seller entered into Amendment N°32 to the Purchase Agreement in order to [*].

AH.On 20 December 2021, the Buyer and the Seller entered into Amendment N°33 to the Purchase Agreement in order to [*].

AI.On 20 December 2021, the Buyer and the Seller entered into Amendment N°34 to the Purchase Agreement in order to, among other things cover the manufacture and sale by the Seller and purchase by the Buyer of (i) fifty-nine (59) incremental A321 NEO Aircraft, and (ii) twenty (20) incremental A321XLR Aircraft.

AJ.On 03 February 2022, the Buyer and the Seller entered into Amendment N°35 to the Purchase Agreement in order to [*].

AK.On 25 March 2022, the Buyer and the Seller entered into Amendment N°36 to the Purchase Agreement in order to [*].

AL.On 16 June 2022, the Buyer and the Seller entered into Amendment N°37 to the Purchase Agreement in order to [*].

AM.On 03 October 2022, the Buyer and the Seller entered into Amendment N°38 to the Purchase Agreement in order to [*].

AN.On 29 February 2024, the Buyer and the Seller entered into Amendment N°39 to the Purchase Agreement in order to [*].

AO.On 15 April 2024, the Buyer and the Seller entered into Amendment N°40 to the Purchase Agreement in order to [*].

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

AP.The Parties now wish to enter into this Amendment N°41 in order to [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°41. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment Nº41 to the ALC A320 NEO Family PA
Ref. CLC-CT2308035	Page 4/12

1[*]

2DELIVERY SCHEDULE

2.1By virtue of the changes contemplated in clauses 1.2 above, the table in Clause 9.1 of the Agreement, as amended from time to time, is hereby deleted in its entirety and replaced by the table set forth in Appendix 1 hereto.

The table set forth in Appendix 1 hereto [*]

3[*]

4INCONSISTENCY AND CONFIDENTIALITY

4.1In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°41, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

4.2This Amendment N°41 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

4.3This Amendment N°41 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

5COUNTERPARTS

This Amendment N°41 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

6LAW AND JURISDICTION

This amendment N°41 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°41 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº41 to the ALC A320 NEO Family PA
Ref. CLC-CT2308035	Page 5/12

IN WITNESS WHEREOF this Amendment N°41 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Paul Meijers

By: Grant Levy	By: Paul Meijers

Its: Executive Vice President	Its: Executive Vice President Commercial Transactions

Amendment Nº41 to the ALC A320 NEO Family PA
Ref. CLC-CT2308035	Page 6/12

APPENDIX 1
DELIVERY SCHEDULE

CAC Id	Aircraft Rank.	Scheduled Delivery Month	Aircraft Type	A321-200N / A321-200NX Standard Specification	Engines
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Amendment Nº41 to the ALC A320 NEO Family PA
Ref. CLC-CT2308035	Page 12/12

LETTER AGREEMENT N° 1

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
24 July, 2024

Subject : SPECIFIC PROVISIONS

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°41 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 as further amended and supplemented from time to time (the “Agreement”), [*]. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding certain [*] Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº41 to the ALC A320 NEO Family PA – Letter Agreement N°1
Ref. CLC-CT2308035	Page 1/3

LETTER AGREEMENT N° 1

1[*]

2[*]

3[*]

4[*]

5[*]

6[*]

7[*]

8ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

9LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº41 to the ALC A320 NEO Family PA – Letter Agreement N°1
Ref. CLC-CT2308035	Page 2/3

LETTER AGREEMENT N° 1
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Paul Domejean

By: Grant Levy	By: Paul Domejean

Its: Executive Vice President	Its: HO Transaction Offering

Amendment Nº41 to the ALC A320 NEO Family PA – Letter Agreement N°1
Ref. CLC-CT2308035	Page 3/3

LETTER AGREEMENT N° 2

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
24 July, 2024

Subject : [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°41 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 as further amended and supplemented from time to time (the “Agreement”), [*]. The Buyer and the Seller have agreed to set forth in this Letter Agreement N°2 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding certain Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº41 to the ALC A320 NEO Family PA – Letter Agreement N°2
Ref. CLC-CT2308035	Page 1/3

LETTER AGREEMENT N° 2
1[*]

2ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

3LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

Amendment Nº41 to the ALC A320 NEO Family PA – Letter Agreement N°2
Ref. CLC-CT2308035	Page 2/3

LETTER AGREEMENT N° 2
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Paul Domejean

By: Grant Levy	By: Paul Domejean

Its: Executive Vice President	Its: HO Transaction Offering

Amendment Nº41 to the ALC A320 NEO Family PA – Letter Agreement N°2
Ref. CLC-CT2308035	Page 3/3